                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-7154

                  Cohen & Steers Total Return Realty Fund, Inc.
               (Exact name of registrant as specified in charter)

                      757 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                                Robert H. Steers
                     Cohen & Steers Capital Management, Inc.
                                757 Third Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 832-3232

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2004

Item 1. Reports to Stockholders.


--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

February 21, 2005

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and year ended December 31, 2004. The net asset value at that date was $19.72 per share. The total return, including income, for Cohen & Steers Total Return Realty Fund and its relevant benchmarks were:

                                          NET ASSET VALUE(a)     MARKET PRICE(a)
                                         -------------------   -------------------
                                         QUARTER-    YEAR-     QUARTER-    YEAR-
                                          ENDED      ENDED      ENDED      ENDED
                                         12/31/04   12/31/04   12/31/04   12/31/04
                                         --------   --------   --------   --------
Cohen & Steers Total Return Realty
  Fund(b)..............................   11.1%      23.7%      14.0%      20.8%
NAREIT Equity REIT Index(c)............   15.2%      31.6%      15.2%      31.6%
Morgan Stanley REIT Preferred Index(d).    2.7%       7.3%       2.7%       7.3%

    During the quarter, three $0.085 share monthly dividends and one long-term capital gain dividend of $0.13 per share were declared and paid.(e)

    In addition, the fund's board of directors announced an increase of $0.025 per common share in the fund's regular monthly distribution, raising the monthly distribution to $0.11 per common share. The new monthly distribution rate represents a 29% increase to the prior monthly distribution rate. In connection with this increase, the fund's board of directors announced the adoption of a level rate distribution policy. The new distribution rate reflects both the increased investment income that the fund's investment manager believes the fund will earn and the decision by the board of directors to augment investment income with the fund's capital, which has increased significantly since the fund's initial public offering due to unrealized appreciation in the fund's portfolio investments. As of December 31, 2004, the fund had unrealized appreciation in its portfolio investments equivalent to $7.73 per common share.

-------------------
(a) As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.
(b) For the year, the fund averaged 82% REIT common stock and 18% preferred stock and other fixed income investments.
(c) The NAREIT Equity REIT Index ('Equity REITs') is an unmanaged market-capitalization-weighted index of all tax-qualified Equity REITs listed on the NYSE, AMEX, and the Nasdaq that have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.
(d) The Morgan Stanley REIT Preferred Index is an unmanaged index of all exchange-traded perpetual preferred securities of equity REITs, weighted by capitalization and considered representative of real estate preferred stock performance.
(e) Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year.

--------------------------------------------------------------------------------
                                       1

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

INVESTMENT REVIEW

    One year ago, in our year-end letter to shareholders, we shared our belief that REITs would experience 'a continuation of strong performance' as a result of strong expected economic fundamentals. We predicted that GDP would increase by at least 4% in 2004, creating 1.5 to 2.0 million jobs and leading to improving real estate fundamentals and accelerating cash flow growth rates for REITs. We are pleased to report that all of these predictions have been realized.

    Additionally, we believe that investors of all types -- individual and institutional, in the United States and abroad -- continued to gravitate toward REITs in recognition of their historical investment characteristics, which include a secure and growing dividend stream, diversification away from the broader stock and bond markets, and competitive total returns. In addition, as more and more investors came to appreciate the investment characteristics of real estate, REIT merger and acquisition activity heated up. The prices paid for real estate companies over the course of 2004 continued to validate the higher asset values associated with high quality U.S. commercial real estate assets. For all these reasons, the portfolio experienced another year of very strong absolute returns while at the same time providing current income at levels that were superior to that of the REIT market, as measured by the dividend yield of the NAREIT Equity REIT Index.

    Regional mall companies continued to lead the REIT industry in performance. Regional malls, benefiting from strong sales growth, rapid consolidation of ownership (resulting in greater leverage with retailers), strong demand for space by retailers, and a relatively fixed supply of franchise assets, returned 45.1%. The Mills Corporation was our best performing mall stock, returning 52.4%. Shopping centers benefited from some of the same trends in retailing and returned 37.0%. Though we maintained a significant weighting in both these sectors, our underweight positions -- due to the lack of available yield opportunities in of these sectors -- detracted from the fund's overall performance.

    The industrial and apartment sectors, both cyclical in nature, benefited from a strong economy and generated 34.1% and 34.7% respectively. AvalonBay Communities, for example, was the best performing stock in the fund generating a 65.0% total return.

    Office companies trailed the index on average by a wide margin, returning 23.4% as a group. Office fundamentals, however, varied widely across the U.S. Although the dividend yields in this sector are generally well above average, our overweight here was a drag on the fund's total return performance. The fund's best office holding was Kilroy Realty with a 37.6% total return while the worst performer was Equity Office Properties with a total returned of 9.1%. The worst performing stock in the fund was Affordable Residential Communities, a manufactured housing company -- lower apartment rents and affordable for-sale housing have continued to disadvantage this low-priced housing alternative. Affordable Residential Communities returned -4.8%, one of only a small handful of REITs with a negative total return in 2004.

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

INVESTMENT OUTLOOK

    We anticipate that economic fundamentals in 2005 will be substantially similar to 2004 and in a few ways even better. We believe that GDP growth will be in the 3.5% range with job growth of about 2 million. In our view, barring any large, exogenous economic shocks, this will result in continuing improvement in the unemployment rate and real wage gains. In short, we believe the economic recovery should become self-sustaining and somewhat steadier.

    This should provide a continued positive backdrop for real estate fundamentals, characterized by higher occupancies, rents and cash flows for most property types and in most regions of the country. As a result, our estimates indicate that REIT cash flow and dividend growth will continue to accelerate through 2005 and 2006. We expect REIT cash flow to increase 9.2% and 9.5% while dividend growth is projected to be 5.9% and 6.2% in 2005 and 2006, respectively. We believe the growth in earnings and dividends will support strong REIT valuations. Further, we believe this growth to be superior to what may be expected from most other sectors of the equity market. Although past performance is no guarantee of future results, history has shown that accelerating cash flow and dividend growth rates, which we anticipate for at least the next two years, can have a salutary effect on stock prices. For REITs as with other stocks, it has generally been when growth rates peaked and began declining that stock prices peaked. Not coincidentally, when REIT cash flow growth rates last peaked in early 1998, the REIT index peaked as well, and total returns turned negative. By 1998, real estate in the United States had been in recovery for several years and growth rates had been accelerating. But with rents having escalated dramatically in 1996 and 1997, an explosion of new construction in 1998 began to attenuate the dramatic market rental rate increases that commercial landlords had been experiencing. In short, real estate had fully recovered and even though demand from the economy was growing nicely, supply had risen to meet that demand, which caused earnings growth rates to peak.

    Accordingly, if the current real estate cycle continues to improve and economic growth remains steady in the 2.5% to 4% range, we believe that real estate stocks can continue to perform well, until such time when market rents rise to the level where developers are induced to build new buildings and rental increases are stifled by new competitive product. We believe that this eventuality is still a couple of years away. Rents, though rising in most markets, are generally nowhere near levels that would justify new construction and will not be for some time in our view. In most instances, we believe that it will be several years before new construction makes sense, given that the price of building a building has also escalated dramatically in accordance with the price of steel, concrete, lumber and labor.

    In summary, we anticipate that a steadily growing economy will support demand for real estate and that muted new construction will constrain the supply of real estate in many markets. With respect to REITs, we believe that cash flow growth will continue to accelerate along with dividend growth. We further believe that correctly anticipating these changing growth rates will be the key to REIT stock price performance again in 2005. Valuations are somewhat above historical averages, partially reflecting some of these positives in our view. However, valuations are not at levels that indicate to us a peak in stock prices. As it relates to REIT preferred stocks, we will

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

adhere to the proven strategy of maintaining an allocation to REIT preferred stocks which provide a premium yield, enhance the stability of the overall portfolio, and generally provide a total return that we believe is attractive in what we generally believe will be a low return environment. As a result, we believe the fund's overall portfolio may deliver attractive total returns in 2005, although investors are cautioned not to assume that returns will continue at the pace of the past two years.

Sincerely,



              MARTIN COHEN                   ROBERT H. STEERS
              MARTIN COHEN                   ROBERT H. STEERS
              President                      Chairman

                              JOSEPH M. HARVEY
                              JOSEPH M. HARVEY
                              Portfolio Manager

         VISIT COHEN & STEERS ONLINE AT cohenandsteers.com

    For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the REIT, utility and preferred securities sectors.

    In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                               DECEMBER 31, 2004
                                TOP TEN HOLDINGS
                                  (UNAUDITED)

                                                                 MARKET         % OF
                                                                  VALUE      NET ASSETS
     SECURITY                                                  -----------   ----------
 1.  Vornado Realty Trust....................................  $10,901,816      5.98%
 2.  Ventas..................................................    7,721,397      4.23
 3.  Mills Corp..............................................    6,949,840      3.81
 4.  Mack-Cali Realty Corp...................................    6,941,324      3.81
 5.  Macerich Co.............................................    6,751,000      3.70
 6.  Health Care Property Investors..........................    6,368,700      3.49
 7.  Prentiss Properties Trust...............................    6,314,460      3.46
 8.  Arden Realty............................................    6,035,200      3.31
 9.  Liberty Property Trust..................................    5,857,920      3.21
10.  Archstone-Smith Trust...................................    5,856,070      3.21

                                SECTOR BREAKDOWN
                             (Based on Net Assets)
                                  (Unaudited)

                                  [PIE CHART]

Cash & Other Assets
in Excess of Liabilities           0.56%

Other                              5.23%

Diversified                       10.78%

Health Care                       13.14%

Residential                       16.31%

Shopping Center                   22.65%

Office/Industrial                 31.13%



--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2004

                                                                               DIVIDEND
                                                   NUMBER        VALUE          YIELD
                                                  OF SHARES     (NOTE 1)     (UNAUDITED)(a)
                                                  ---------   ------------   -------------
EQUITIES                                 99.26%(b)
  COMMON STOCK                           81.01%
    DIVERSIFIED                           9.64%
         Colonial Properties Trust..............     82,100   $  3,224,067       6.82%
         Crescent Real Estate Equities Co.......     97,600      1,782,176       8.21
         iStar Financial........................     36,900      1,670,094       6.16
         Vornado Realty Trust...................    143,200     10,901,816       3.99
                                                              ------------
                                                                17,578,153
                                                              ------------
    HEALTH CARE                          10.41%
         Health Care Property Investors.........    230,000      6,368,700       6.03
         Health Care REIT.......................     27,600      1,052,940       6.29
         Nationwide Health Properties...........    161,800      3,842,750       6.23
         Ventas.................................    281,700      7,721,397       4.74
                                                              ------------
                                                                18,985,787
                                                              ------------
    HOTEL                                 1.22%
         Hospitality Properties Trust...........     38,400      1,766,400       6.26
         Strategic Hotel Capital................     27,300        450,450       5.33
                                                              ------------
                                                                 2,216,850
                                                              ------------
    INDUSTRIAL                            1.45%
         First Industrial Realty Trust..........     64,700      2,635,231       6.83
                                                              ------------
    MORTGAGE                              1.80%
         Newcastle Investment Corp..............    103,027      3,274,198       7.87
                                                              ------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades. The dividend yield has not been audited.
(b) Percentages indicated are based on the net assets of the fund.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                               DIVIDEND
                                                   NUMBER        VALUE          YIELD
                                                  OF SHARES     (NOTE 1)     (UNAUDITED)
                                                  ---------   ------------   ------------
    OFFICE                               24.44%
         Arden Realty...........................    160,000   $  6,035,200       5.36%
         Brandywine Realty Trust................    184,900      5,434,211       5.99
         CarrAmerica Realty Corp................    155,100      5,118,300       6.06
         Equity Office Properties Trust.........    179,400      5,224,128       6.87
         HRPT Properties Trust..................     71,900        922,477       6.55
         Kilroy Realty Corp.....................     56,600      2,419,650       4.63
         Mack-Cali Realty Corp..................    150,800      6,941,324       5.47
         Maguire Properties.....................     93,000      2,553,780       5.83
         Prentiss Properties Trust..............    165,300      6,314,460       5.86
         Reckson Associates Realty Corp. .......    110,000      3,609,100       5.18
                                                              ------------
                                                                44,572,630
                                                              ------------
    OFFICE/INDUSTRIAL                     3.21%
         Liberty Property Trust.................    135,600      5,857,920       5.65
                                                              ------------
    RESIDENTIAL                          13.34%
       APARTMENT                         13.15%
         American Campus Communities............     19,400        436,306       6.00
         Archstone-Smith Trust..................    152,900      5,856,070       4.49
         AvalonBay Communities..................     69,900      5,263,470       3.72
         Camden Property Trust..................     78,900      4,023,900       4.98
         GMH Communities Trust..................     36,400        513,240       6.45
         Gables Residential Trust...............    122,900      4,398,591       6.73
         Home Properties........................     47,000      2,021,000       5.86
         Mid-America Apartment Communities......     35,400      1,459,188       5.68
                                                              ------------
                                                                23,971,765
                                                              ------------
       MANUFACTURED HOME                  0.19%
         Affordable Residential Communities.....     24,300        348,705       8.71
                                                              ------------
         TOTAL RESIDENTIAL......................                24,320,470
                                                              ------------
    SELF STORAGE                          0.39%
         Sovran Self Storage....................      6,200        261,268       5.74
         U-Store-It Trust.......................     25,900        449,365       6.46
                                                              ------------
                                                                   710,633
                                                              ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                               DIVIDEND
                                                   NUMBER        VALUE          YIELD
                                                  OF SHARES     (NOTE 1)     (UNAUDITED)
                                                  ---------   ------------   ------------
    SHOPPING CENTER                      15.11%
       COMMUNITY CENTER                   4.39%
         Developers Diversified Realty Corp......    22,600   $  1,002,762       4.60%
         Federal Realty Investment Trust.........    52,400      2,706,460       3.91
         Heritage Property Investment Trust......    51,300      1,646,217       6.54
         Kramont Realty Trust....................    69,500      1,626,300       5.56
         Urstadt Biddle Properties -- Class A....    60,000      1,023,000       5.16
                                                              ------------
                                                                 8,004,739
                                                              ------------
       REGIONAL MALL                     10.72%
         CBL & Associates Properties.............    42,100      3,214,335       4.26
         Glimcher Realty Trust...................    95,200      2,637,992       6.93
         Macerich Co.............................   107,500      6,751,000       4.14
         Mills Corp..............................   109,000      6,949,840       3.73
                                                              ------------
                                                                19,553,167
                                                              ------------
         TOTAL SHOPPING CENTER...................               27,557,906
                                                              ------------
             TOTAL COMMON STOCK
               (Identified cost -- $81,444,081)..              147,709,778
                                                              ------------
  PREFERRED STOCK                        18.25%
    DIVERSIFIED                           1.14%
         Colonial Properties Trust, 9.25%,
            Series C.............................       600         15,930       8.70
         Colonial Properties Trust, 8.125%,
            Series D.............................    14,600        387,630       7.65
         Crescent Real Estate Equities Co.,
            6.75%, Series A (Convertible)........    75,500      1,682,895       7.58
                                                              ------------
                                                                 2,086,455
                                                              ------------
    HEALTH CARE                           2.93%
         Health Care REIT, 7.625%, Series F......    17,000        429,250       7.56
         Nationwide Health Properties, 7.677%,
            Series P.............................    47,000      4,911,500       7.35
                                                              ------------
                                                                 5,340,750
                                                              ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                               DIVIDEND
                                                   NUMBER        VALUE          YIELD
                                                  OF SHARES     (NOTE 1)     (UNAUDITED)
                                                  ---------   ------------   ------------
    HOTEL                                 0.19%
         FelCor Lodging Trust, 9.00%,
            Series B............................      2,900   $     74,327       8.78%
         Host Marriott Corp, 10.00%,
            Series C............................      3,500         92,295       9.48
         Host Marriott Financial Trust, 6.75%,
            QUIPS(a) (Convertible)..............      3,200        184,000       5.88
                                                              ------------
                                                                   350,622
                                                              ------------
    OFFICE                                3.48%
         Alexandria Real Estate Equities,
            9.10%, Series B.....................     13,900        375,300       8.44
         HRPT Properties Trust, 8.75%,
            Series B............................     52,800      1,460,184       7.92
         Highwoods Properties, 8.625%,
            Series A............................      4,300      4,504,250       8.23
                                                              ------------
                                                                 6,339,734
                                                              ------------
    RESIDENTIAL                           2.97%
         Apartment Investment & Management Co.,
            8.75%, Series D.....................      2,978         74,450       8.76
         Apartment Investment & Management Co.,
            9.375%, Series G....................    113,200      3,094,888       8.56
         Apartment Investment & Management Co.,
            10.10%, Series Q....................     25,000        664,250       9.52
         Apartment Investment & Management Co.,
            10.00%, Series R....................     18,100        482,003       9.39
         Mid-America Apartment Communities,
            8.30%, Series H.....................     17,300        449,800       8.00
         Post Properties, 8.50%, Series A.......     11,000        653,400       7.15
                                                              ------------
                                                                 5,418,791
                                                              ------------
    SHOPPING CENTER                       7.54%
       COMMUNITY CENTER                   0.83%
         Developers Diversified Realty Corp.,
            8.60%, Series F.....................      1,600         42,992       8.00
         Ramco-Gershenson Property Trust,
            9.50%, Series B.....................     11,600        321,320       8.59
         Saul Centers, 8.00%, Series A..........     26,800        716,900       7.48
         Urstatdt Biddle Properties, 8.50%,
            Series C............................      4,000        431,000       7.89
                                                              ------------
                                                                 1,512,212
                                                              ------------

---------------
(a) QUIPS Quarterly Income Preferred Securities.

                 See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                                      DIVIDEND
                                                           NUMBER        VALUE          YIELD
                                                          OF SHARES     (NOTE 1)     (UNAUDITED)
                                                          ---------   ------------   -----------
       REGIONAL MALL                      6.71%
         CBL & Associates Properties,
            8.75%, Series B.....................             13,000   $    702,000       8.11%
         Glimcher Realty Trust, 8.125%,
            Series G............................             16,000        412,640       7.87
         Mills Corp., 9.00%, Series B...........             73,800      2,044,260       8.12
         Mills Corp., 9.00%, Series C...........             25,000        695,000       8.09
         Mills Corp., 8.75%, Series E...........             26,000        737,360       7.72
         Pennsylvania Real Estate Investment
            Trust, 11.00%, Series A.............             55,400      3,351,700       9.09
         Simon Property Group,
            8.375%, Series J....................             13,000        742,300       7.34
         Taubman Centers, 8.30%, Series A.......            139,500      3,558,645       8.15
                                                                      ------------
                                                                        12,243,905
                                                                      ------------
         TOTAL SHOPPING CENTER..................                        13,756,117
                                                                      ------------
              TOTAL PREFERRED STOCK
                (Identified cost -- $28,084,663).                       33,292,469
                                                                      ------------
              TOTAL EQUITIES (Identified
                cost -- $109,528,744)...........                       181,002,247
                                                                      ------------

                                                           PRINCIPAL
                                                            AMOUNT
                                                           ---------
CORPORATE BOND                                     0.18%
         Host Marriott, LP, 9.50%, due 01/15/07
            (Identified cost -- $300,171)...............   $300,000        330,000
                                                                      ------------
TOTAL INVESTMENTS (Identified
  cost -- $109,828,915).................          99.44%               181,332,247
OTHER ASSETS IN EXCESS OF LIABILITIES...           0.56%                 1,022,605
                                                 ------               ------------
NET ASSETS (Equivalent to $19.72 per
  share based on 9,249,159 shares of
  capital stock outstanding)............         100.00%              $182,354,852
                                                 ------               ------------
                                                 ------               ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2004

ASSETS:
    Investments in securities, at value (Identified
       cost -- $109,828,915) (Note 1).......................  $181,332,247
    Dividends and interest receivable.......................     1,093,121
    Receivable for investment securities sold...............       703,107
    Other assets............................................         3,850
                                                              ------------
         Total Assets.......................................   183,132,325
                                                              ------------
LIABILITIES:
    Payable to custodian....................................       566,155
    Payable to investment advisor...........................       107,312
    Payable for reports to shareholders.....................        33,934
    Payable for professional fees...........................        28,144
    Payable for investment securities purchased.............         6,889
    Payable for directors fees..............................         6,282
    Payable to administrator................................         6,010
    Other liabilities.......................................        22,747
                                                              ------------
         Total Liabilities..................................       777,473
                                                              ------------
NET ASSETS applicable to 9,249,159 shares of $0.001 par
  value common stock outstanding (Note 5)...................  $182,354,852
                                                              ------------
                                                              ------------
NET ASSET VALUE PER SHARE:
  ($182,354,852[div]9,249,159 shares outstanding)...........  $      19.72
                                                              ------------
                                                              ------------
MARKET PRICE PER SHARE......................................  $      20.12
                                                              ------------
                                                              ------------
MARKET PRICE PREMIUM/(DISCOUNT) TO NET ASSET VALUE PER
  SHARE.....................................................          2.03%
                                                              ------------
                                                              ------------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 4).........................  $111,082,965
    Accumulated net realized loss on investments............      (231,445)
    Net unrealized appreciation on investments..............    71,503,332
                                                              ------------
                                                              $182,354,852
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004

Investment Income (Note 1):
    Dividend income.........................................  $ 7,404,271
    Interest income.........................................       58,741
                                                              -----------
         Total Income.......................................    7,463,012
                                                              -----------
Expenses:
    Investment advisory fees (Note 2).......................    1,149,074
    Reports to shareholders.................................      136,464
    Professional fees.......................................       69,763
    Directors' fees and expenses (Note 2)...................       48,586
    Administration fees.....................................       27,104
    Registration and filing fees............................       23,748
    Custodian fees and expenses.............................       21,944
    Transfer agent fees and expenses........................       19,556
    Miscellaneous...........................................       19,360
                                                              -----------
         Total Expenses.....................................    1,515,599
                                                              -----------
Net Investment Income.......................................    5,947,413
                                                              -----------
Net Realized and Unrealized Gain on Investments:
    Net realized gain on investments........................    3,223,829
    Net change in unrealized appreciation on investments....   26,674,230
                                                              -----------
         Net realized and unrealized gain on investments....   29,898,059
                                                              -----------
Net Increase in Net Assets Resulting from Operations........  $35,845,472
                                                              -----------
                                                              -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR THE             FOR THE
                                                     YEAR ENDED          YEAR ENDED
                                                  DECEMBER 31, 2004   DECEMBER 31, 2003
                                                  -----------------   -----------------
Change in Net Assets:
    From Operations:
         Net investment income..................    $  5,947,413        $  5,365,361
         Net realized gain on investments.......       3,223,829           3,136,985
         Net change in unrealized appreciation
            on investments......................      26,674,230          33,087,426
                                                    ------------        ------------
              Net increase in net assets
                resulting from operations.......      35,845,472          41,589,772
                                                    ------------        ------------
    Dividends and Distributions to Shareholders
       from (Note 1):
         Net investment income..................      (5,947,413)         (5,365,361)
         Net realized gain on investments.......      (3,210,876)         (3,196,876)
         Tax return of capital..................      (1,478,257)           (917,957)
                                                    ------------        ------------
              Total dividends and distributions
                to shareholders.................     (10,636,546)         (9,480,194)
                                                    ------------        ------------
              Total increase in net assets......      25,208,926          32,109,578
    Net Assets:
         Beginning of year......................     157,145,926         125,036,348
                                                    ------------        ------------
         End of year............................    $182,354,852        $157,145,926
                                                    ------------        ------------
                                                    ------------        ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                        ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:            2004           2003           2002           2001           2000
--------------------------------        ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of year....     $16.99         $13.52         $13.41         $12.35         $10.63
                                           ------         ------         ------         ------         ------
Income from investment operations:
   Net investment income..............       0.64           0.58           0.64           0.77           0.75
   Net realized and unrealized gain on
     investments......................       3.24           3.92           0.43           1.28           1.93
                                           ------         ------         ------         ------         ------
       Total income from investment
         operations...................       3.88           4.50           1.07           2.05           2.68
                                           ------         ------         ------         ------         ------
Less dividends and distributions to
 shareholders from:
   Net investment income..............      (0.64)         (0.58)         (0.75)         (0.77)         (0.74)
   Net realized gain on investments...      (0.35)         (0.35)         (0.21)            --             --
   Tax return of capital..............      (0.16)         (0.10)            --          (0.22)         (0.22)
                                           ------         ------         ------         ------         ------
       Total from dividends and
         distributions to
         shareholders.................      (1.15)         (1.03)         (0.96)         (0.99)         (0.96)
                                           ------         ------         ------         ------         ------
       Net increase in net assets.....       2.73           3.47           0.11           1.06           1.72
                                           ------         ------         ------         ------         ------
Net asset value, end of year..........     $19.72         $16.99         $13.52         $13.41         $12.35
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Market value, end of year.............     $20.12         $17.74         $14.19         $13.60         $11.88
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
...............................................................................................................
Total market value return(a)..........      20.83%         33.36%         11.53%         23.34%         21.53%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Total net asset value return(a).......      23.65%         34.05%          7.77%         16.82%         26.17%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
...............................................................................................................
RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of year (in millions).     $182.4         $157.1         $125.0         $124.1         $ 91.4
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Ratio of expenses to average daily net
 assets
 (before expense reduction)...........       0.92%          0.95%          0.96%          1.18%          1.16%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Ratio of expenses to average daily net
 assets
 (net of expense reduction)...........       0.92%          0.95%          0.96%          1.18%          1.15%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Ratio of net investment income to
 average daily net
 assets (before expense reduction)....       3.62%          3.93%          4.59%          5.86%          6.56%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Ratio of net investment income to
 average daily net
 assets (net of expense reduction)....       3.62%          3.93%          4.59%          5.86%          6.57%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Portfolio turnover rate...............          3%            22%            30%            34%            31%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------

-------------------
(a) Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Total Return Realty Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on September 4, 1992 and is registered under the Investment Company Act of 1940 as amended, as a closed-end, nondiversified management investment company.

    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. If no bid or asked prices are quoted on such day, then the security is valued by such method as the board of directors shall determine in good faith to reflect its fair market value.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the Nasdaq national list, are valued at the official closing prices as reported by Nasdaq, the National Quotations Bureau, or such other comparable sources as the board of directors deems appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the board of directors believes reflect most closely the value of such securities. Any securities for which market quotations are not readily available shall be valued in accordance with the procedures approved by the board of directors.

    Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost, which approximates value.

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

    Discounts and premiums of securities purchased are amortized using the effective yield basis over their respective lives.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Dividends will automatically be reinvested in full and fractional shares of the fund based on open market purchases made by Equiserve (the Plan Agent) on payable date unless the shareholder has elected to have them paid in cash.

    A portion of the fund's dividend may consist of amounts in excess of net investment income derived from nontaxable components of the dividends from the fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. These differences are primarily due to return of capital and capital gain distributions received by the fund on portfolio securities.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

    Borrowings and Leverage: The fund may borrow for leveraging purposes when an investment opportunity arises but the advisor believes that it is not appropriate to liquidate any existing investments. The fund will only borrow when the advisor believes that the cost of borrowing to carry the assets to be acquired through leverage will be lower than the return earned by the fund on its longer-term portfolio investments. Should the differential between interest rates on borrowed funds and the return from investment assets purchased with such funds narrow, the fund would realize less of a positive return, with the additional risk that, during periods of adverse market conditions, the market value of the fund's entire portfolio holdings (including those acquired through leverage) may decline far in excess of incremental returns the fund may have achieved in the interim. The fund had no borrowings during the year ended December 31, 2004.

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the advisor) serves as the investment advisor to the fund, pursuant to an advisory agreement (the advisory agreement). The advisor is responsible for the management of the fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the advisor, subject to review by the board of directors and the applicable provisions of the Act. For the services provided pursuant to the advisory agreement, the advisor is entitled to receive a fee, computed daily and payable monthly at an annual rate of 0.70% of the fund's average daily net assets. For the year ended
December 31, 2004, the fund incurred investment advisory fees of $1,149,074.

    Director's Fees: Certain directors and officers of the fund are also directors, officers and/or employees of the advisor. None of the directors and officers so affiliated received compensation from the fund for their services. For the year ended December 31, 2004, fees and related expenses accrued for nonaffiliated directors totaled $48,586.

    Other: During the period, the fund may have purchased securities in which an affiliate of the investment manager served as placement agent for the issuer.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2004, totaled $5,069,921 and $5,601,928, respectively.

NOTE 4. INCOME TAXES

    The fund had a return of capital of $1,478,257 ($0.16 per common share) for the year ended December 31, 2004 which has been deducted from paid-in capital.

    Short-term capital gains are reflected in the financial statements as realized gains on investments but are typically treated as ordinary income for tax purposes.

                                                       FOR THE YEAR ENDED
                                                          DECEMBER 31,
                                                    ------------------------
                                                       2004          2003
                                                    -----------   ----------
Ordinary income...................................  $ 6,046,295   $5,365,361
Long-term capital gains...........................    3,111,994    3,196,876
Tax return of capital.............................    1,478,257      917,957
                                                    -----------   ----------
                                                    $10,636,546   $9,480,194
                                                    -----------   ----------
                                                    -----------   ----------

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    At December 31, 2004 the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate cost............................  $110,060,365
                                            ------------
                                            ------------
Gross unrealized appreciation.............  $ 71,335,222
Gross unrealized depreciation.............  $    (63,340)
                                            ------------
Net unrealized appreciation...............  $ 71,271,882
                                            ------------
                                            ------------

    Differences between book and tax basis unrealized are primarily due to wash sales on portfolio securities.

    Net investment income and net realized gains differ for financial statement and tax purposes primarily due to wash sales on portfolio securities. To the extent such differences are permanent in nature, such amounts are reclassified within the capital accounts. During the year ended December 31, 2004, the fund decreased accumulated net realized loss on investments by $740 and increased paid-in capital by $740, related primarily to prior year REIT return of capital adjustment.

    For the year ended December 31, 2004, the Fund did not have any undistributed ordinary income or capital gains.

NOTE 5. COMMON STOCK

    At December 31, 2004, the fund had one class of common stock, par value $0.001 per share, of which 100 million shares are authorized and 9,249,159 shares are outstanding. At December 31, 2004, Cohen & Steers Capital Management, Inc. owned approximately 44,500 shares.

NOTE 6. BORROWINGS

    The fund, in conjunction with Cohen & Steers Realty Shares, Inc., Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Focus Fund, Inc., Cohen & Steers Realty Income Fund, Inc., and Cohen & Steers Utility Fund, Inc. has entered into a $150,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement.

    During the year ended December 31, 2004, did not utilize the line of credit. For the year ended December 31, 2004, the fund paid commitment fees and other expenses of $7,242.

    Effective December 15, 2004, Cohen & Steers Total Return Realty Fund no longer participated in the credit agreement.

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Cohen & Steers Total Return Realty Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Total Return Realty Fund, Inc. (the 'Fund') at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                                                   PricewaterhouseCoopers LLP

New York, New York
February 21, 2005

--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                         AVERAGE ANNUAL TOTAL RETURNS(a)
                 (PERIODS ENDED DECEMBER 31, 2004) (UNAUDITED)

                                         SINCE INCEPTION
ONE YEAR   FIVE YEARS   TEN YEARS           (9/27/93)
--------   ----------   ---------   -------------------------
 23.65%      21.36%      14.08%              12.72%

    The performance data quoted represent past performance. Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted.

                      TAX INFORMATION -- 2004 (UNAUDITED)

    Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the fund designates qualified dividend income of $26,220. Additionally, the fund designates long term capital gains distributions of $2,659,478 at the 15% rate and $452,516 at the 25% rate or the maximum allowable.

    Shareholders are advised to consult with their own tax advisors as to the Federal, State, and local tax status of the income received.

                               REINVESTMENT PLAN

    We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                               OTHER INFORMATION

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com, or (iii) on the Securities and Exchange Commission's (SEC) Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge upon request, by calling 1-800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

    The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's
Forms N-Q are available (i) without charge, upon request by calling 1-800-330-7348, or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed

-------------------

(a) Based on net asset value.

--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders on their 1099-DIV forms, which are mailed to shareholders after the close of each fiscal year. As noted in the shareholder letter, the fund has adopted a level rate distribution policy. Under this policy, the fund will pay distributions in excess of the fund's net investment company taxable income and this excess will be a tax-free return of capital distributed from the fund's assets. The fund's shareholders of record will be notified of the approximate amount of capital returned to shareholders for each distribution. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

    As required, the fund has submitted to the New York Stock Exchange ('NYSE') the annual certification of the fund's chief executive officer that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The fund also has included the certifications of the fund's chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the fund's Form N-CSR for the year ended December 31, 2004 filed with the Securities and Exchange Commission.

    Joseph M. Harvey was appointed as a portfolio manager of the fund in August 2004. He joined Cohen & Steers Capital Management, the fund's advisor, in 1992 and currently serves as its president. Mr. Harvey also serves as president of the advisor's parent company, Cohen & Steers, Inc. Prior to August 2003, he was a senior vice president and director of investment research for the advisor.

--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                                 PRIVACY POLICY

    The fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The fund does not receive any personal information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.

    The fund does not disclose any personal information about its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the fund's transfer agent, that assist the fund in carrying out its daily business operations. These organizations will use this information only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the fund restricts access to personal information about its shareholders to employees of the adviser who have a legitimate business need for the information.

--------------------------------------------------------------------------------
                                       22

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                             MANAGEMENT OF THE FUND

    The business and affairs of the fund are managed under the direction of the board of directors. The board of directors approves all significant agreements between the fund and persons or companies furnishing services to it, including the Fund's agreements with its advisor, administrator, custodian and transfer agent. The management of the fund's day-to-day operations is delegated to its officers, the advisor and the fund's administrator, subject always to the investment objective and policies of the fund and to the general supervision of the board of directors.

    The directors and officers of the fund and their principal occupations during the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 1-800-330-7348.

                                                       PRINCIPAL OCCUPATION(S)    NUMBER OF FUNDS
                                                         DURING PAST 5 YEARS    WITHIN FUND COMPLEX
                           POSITION(S) HELD   TERM OF     (INCLUDING OTHER      OVERSEEN BY DIRECTOR   LENGTH OF
 NAME, ADDRESS AND AGE(a)     WITH FUND       OFFICE     DIRECTORSHIPS HELD)    (INCLUDING THE FUND)  TIME SERVED
 -----------------------      ---------       ------     -------------------    --------------------  -----------
Interested Directors(b)

Robert H. Steers .......  Director, chairman   2006    Co-chairman and                  14               Since
Age: 51                     of the board,              co-chief executive                              inception
                            and secretary              officer of the advisor
                                                       since 2003 and prior to
                                                       that, chairman of the
                                                       advisor. President of
                                                       Cohen & Steers
                                                       Securities, LLC, the
                                                       fund's distributor.

Martin Cohen ...........  Director,            2007    Co-chairman and                  14               Since
Age: 55                   president and                co-chief executive                              inception
                            treasurer                  officer of the advisor
                                                       since 2003 and prior to
                                                       that, president of the
                                                       advisor. Vice president
                                                       of Cohen & Steers
                                                       Securities, LLC, the
                                                       fund's distributor.

Disinterested Directors

Bonnie Cohen(c) ........       Director        2005    Consultant. Prior                14              2001 to
Age: 61                                                thereto, Undersecretary                          present
                                                       of State, United States
                                                       Department of State.
                                                       Director of Wellsford
                                                       Real Properties, Inc.

George Grossman ........       Director        2006    Attorney-at-law.                 14               Since
Age: 50                                                                                                inception

                                                                                   (table continued on next page)

-------------------
(a) The address of each director is 757 Third Avenue, New York, NY 10017.
(b) 'Interested person,' as defined in the 1940 Act, of the fund because of affiliation with Cohen & Steers Capital Management, Inc., the fund's advisor.
(c) Martin Cohen and Bonnie Cohen are unrelated.

--------------------------------------------------------------------------------
                                       23

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

(table continued from previous page)
                                                       PRINCIPAL OCCUPATION(S)    NUMBER OF FUNDS
                                                         DURING PAST 5 YEARS    WITHIN FUND COMPLEX
                           POSITION(S) HELD   TERM OF     (INCLUDING OTHER      OVERSEEN BY DIRECTOR   LENGTH OF
 NAME, ADDRESS AND AGE(a)     WITH FUND       OFFICE     DIRECTORSHIPS HELD)    (INCLUDING THE FUND)  TIME SERVED
 -----------------------      ---------       ------     -------------------    --------------------  -----------
Richard E. Kroon........       Director        2005    Board member of Finlay            14             2004 to
Age: 62                                                Enterprises, Inc.                                present
                                                       (operator of department
                                                       store fine jewelry
                                                       leased departments),
                                                       and several private
                                                       companies; member of
                                                       Investment
                                                       Subcommittee, Monmouth
                                                       University; retired
                                                       Chairman and Managing
                                                       Partner of Sprout Group
                                                       venture capital funds,
                                                       then an affiliate of
                                                       Donaldson, Lufkin and
                                                       Jenrette Securities
                                                       Corporation; and former
                                                       chairman of the
                                                       National Venture
                                                       Capital Association.

Richard J. Norman ......       Director        2007    Private investor,                14              2001 to
Age: 61                                                President of the Board                           present
                                                       of Directors of
                                                       Maryland Public
                                                       Television and board
                                                       member of The Salvation
                                                       Army. Prior thereto,
                                                       investment
                                                       representative of
                                                       Morgan Stanley Dean
                                                       Witter.

Frank K. Ross ..........       Director        2007    Board member of NCRIC            14              2004 to
Age: 61                                                Group, Inc. (insurance)                          present
                                                       and Pepco Holdings,
                                                       Inc. (electric
                                                       utility). Formerly,
                                                       Midatlantic Area
                                                       Managing Partner for
                                                       Audit and Risk Advisory
                                                       Services at KPMG LLP
                                                       and Managing Partner of
                                                       its Washington, DC
                                                       office.

                                                (table continued on next page)

-------------------
(a) The address of each director is 757 Third Avenue, New York, NY 10017.

--------------------------------------------------------------------------------
                                       24

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

(table continued from previous page)
                                                       PRINCIPAL OCCUPATION(S)    NUMBER OF FUNDS
                                                         DURING PAST 5 YEARS    WITHIN FUND COMPLEX
                           POSITION(S) HELD   TERM OF     (INCLUDING OTHER      OVERSEEN BY DIRECTOR   LENGTH OF
 NAME, ADDRESS AND AGE(a)     WITH FUND       OFFICE     DIRECTORSHIPS HELD)    (INCLUDING THE FUND)  TIME SERVED
 -----------------------      ---------       ------     -------------------    --------------------  -----------
Willard H. Smith, Jr.          Director        2005    Board member of Essex             14             1996 to
Age: 68                                                Property Trust, Inc.,                            present
                                                       Highwoods Properties,
                                                       Inc., Realty Income
                                                       Corporation and Crest
                                                       Net Lease, Inc.
                                                       Managing Director at
                                                       Merrill Lynch & Co.,
                                                       Equity Capital Markets
                                                       Division from 1983 to
                                                       1995.

C. Edward Ward, Jr. ....       Director        2005    Member of the board of           14              2004 to
Age: 58                                                trustees of Manhattan                            present
                                                       College, Riverdale, New
                                                       York. Formerly head of
                                                       closed-end fund
                                                       listings for the New
                                                       York Stock Exchange.

    The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their addresses, their ages, and their principal occupations for at least the past five years are set forth below.

                          POSITION(S) HELD
NAME, ADDRESS AND AGE(a)     WITH FUND         PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------------       ---------         ----------------------------------------
Joseph M. Harvey ......    Vice president    President of the advisor since 2003 and,
Age: 40                                      prior to that, senior vice president and
                                             director of investment research of the
                                             advisor.

Adam M. Derechin ......  Vice president and  Chief operating officer of the advisor since
Age: 40                      assistant       2003 and prior to that, senior vice president
                             treasurer       of the advisor.

Lawrence B. Stoller ...      Assistant       Executive vice president and general counsel
Age: 41                      secretary       of the advisor, since 2004; Chief legal
                                             officer of Cohen & Steers Securities, LLC.
                                             Prior to that, Senior vice president and
                                             general counsel of the advisor, associate
                                             general Counsel, Neuberger Berman Management,
                                             Inc. (money manager); and assistant general
                                             counsel, The Dreyfus Corporation (money
                                             manager).

John E. McLean ........   Chief compliance   Vice president and associate general counsel
Age: 34                       officer        of Cohen & Steers Capital Management since
                                             September 2003. Prior to that, vice
                                             president, Law & Regulation, J. & W. Seligman
                                             & Co. Incorporated (money manager); and
                                             associate, Battle Fowler LLP (law firm).

-------------------
(a) The address of each director is 757 Third Avenue, New York, NY 10017.

--------------------------------------------------------------------------------
                                       25

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:


             FOR HIGH CURRENT INCOME:                                   FOR TOTAL RETURN:

                  COHEN & STEERS                                         COHEN & STEERS
                 REALTY INCOME FUND                                       REALTY SHARES

         DESIGNED FOR INVESTORS SEEKING A HIGH               DESIGNED FOR INVESTORS SEEKING MAXIMUM
         DIVIDEND YIELD AND CAPITAL APPRECIATION,            TOTAL RETURN THROUGH BOTH CURRENT INCOME
         INVESTING PRIMARILY IN REITS                        AND CAPITAL APPRECIATION, INVESTING
         A, B, C AND I SHARES AVAILABLE                      PRIMARILY IN REITS
         SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX
                                                             ALSO AVAILABLE: COHEN & STEERS
                                                             INSTITUTIONAL REALTY SHARES (CSRIX)
                                                             REQUIRES A HIGHER MINIMUM PURCHASE, BUT
                                                             OFFERS A LOWER TOTAL EXPENSE RATIO


                   FOR TOTAL RETURN:                               FOR CAPITAL APPRECIATION:

                    COHEN & STEERS                                       COHEN & STEERS
                     UTILITY FUND                                      REALTY FOCUS FUND

         DESIGNED FOR INVESTORS SEEKING MAXIMUM              DESIGNED FOR INVESTORS SEEKING MAXIMUM
         TOTAL RETURN THROUGH BOTH CURRENT INCOME            CAPITAL APPRECIATION, INVESTING IN A
         AND CAPITAL APPRECIATION, INVESTING                 LIMITED NUMBER OF REITS AND OTHER REAL
         PRIMARILY IN UTILITIES                              ESTATE COMPANIES
         A, B, C AND I SHARES AVAILABLE                      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO
         SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX                 A, B, C AND I SHARES AVAILABLE
                                                             SYMBOLS: CSFAX, CSFBX, CSFCX, CSSPX

               FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
          1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE
    FUND CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE
                                   INVESTING.

                                     COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

--------------------------------------------------------------------------------
                                       26

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

Robert H. Steers                       INVESTMENT ADVISOR
Director and chairman                  Cohen & Steers Capital Management, Inc.
                                       757 Third Avenue
Martin Cohen                           New York, NY 10017
Director and president                 (212) 832-3232

Bonnie Cohen                           FUND ADMINISTRATOR AND CUSTODIAN
Director                               State Street Corp.
                                       225 Franklin Street
George Grossman                        Boston, MA 02110
Director
                                       TRANSFER AGENT
Richard E. Kroon                       Equiserve Trust Company
Director                               250 Royall Street
                                       Canton, MA 02021
Richard J. Norman                      (800) 426-5523
Director
                                       LEGAL COUNSEL
Frank K. Ross                          Simpson Thacher & Bartlett LLP
Director                               425 Lexington Avenue
                                       New York, NY 10017
Willard H. Smith Jr.
Director                               New York Stock Exchange Symbol: RFI

C. Edward Ward, Jr.                    Web site: cohenandsteers.com
Director
                                       This report is for shareholder
Joseph M. Harvey                       information. This is not a prospectus
Vice president                         intended for use in the purchase or
                                       sale of fund shares. Past performance
Adam Derechin                          is of course no guarantee of future
Vice president and assistant treasurer results and your investment may be worth more or less at the time you sell.
Lawrence B. Stoller
Assistant secretary

--------------------------------------------------------------------------------
                                       27

COHEN & STEERS
TOTAL RETURN REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017


    COHEN & STEERS
TOTAL RETURN REALTY FUND

    ANNUAL REPORT
  DECEMBER 31, 2004

Item 2. Code of Ethics.

The registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 757 Third Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant's Board has determined that Frank K. Ross, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.

Item 4. Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                                                                 2004      2003
                                                               -------   -------
Audit Fees                                                     $42,500   $41,000
Audit-Related Fees                                                  --        --
Tax Fees                                                        12,600    10,300
All Other Fees                                                      --        --

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by the registrant's principal accountant for the last two fiscal years for non-audit services provided to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

                                                                 2004      2003
                                                               -------   -------
Audit-Related Fees                                                  --        --
Tax Fees                                                            --        --
All Other Fees                                                 $62,500   $49,500

These other fees were billed in connection with internal control reviews and AIMR performance reviews.

(e)(1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The Audit Committee also is required to pre-approve non-audit services performed by the registrant's principal accountant for the registrant's investment adviser and any sub-adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee may not delegate its responsibility to pre-approve services to be performed by the registrant's principal accountant for the investment adviser.

(e) (2) No services included in (b) - (d) above were approved by the Audit Committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate fees billed by the registrant's principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant were $80,600 and $59,800, respectively.

(h) The registrant's audit committee considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a standing audit committee established in accordance with
Section 3(a)(58)(A) of the Exchange Act. The members of the committee are Frank
K. Ross (chairman), Bonnie Cohen, George Grossman, Richard E. Kroon, Richard J. Norman, Willard H. Smith Jr. and C. Edward Ward.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                     COHEN & STEERS CAPITAL MANAGEMENT, INC.
          STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF
                                   SECURITIES

This statement sets forth the policies and procedures that Cohen & Steers Capital Management, Inc. ("C&S") follows in exercising voting rights with respect to securities held in our client portfolios. All proxy-voting rights that are exercised by C&S shall be subject to this Statement of Policy and Procedures.

I.   Objectives

Voting rights are an important component of corporate governance. C&S has three overall objectives in exercising voting rights:

     A. Responsibility. C&S shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company's shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

     B. Rationalizing Management and Shareholder Concerns. C&S seeks to ensure that the interests of a company's management and board are aligned with those of the company's shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

     C. Shareholder Communication. Since companies are owned by their shareholders, C&S seeks to ensure that management effectively communicates with its owners about the company's business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company's securities.

II.  General Principles

In exercising voting rights, C&S shall conduct itself in accordance with the general principles set forth below.

     1. The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

     2. In exercising voting rights, C&S shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

     3. Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

     4. In exercising voting rights on behalf of clients, C&S shall conduct itself in the same manner as if C&S were the constructive owner of the securities.

     5. To the extent reasonably possible, C&S shall participate in each shareholder voting opportunity.

     6. Voting rights shall not automatically be exercised in favor of management-supported proposals.

     7. C&S, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

III. General Guidelines

Set forth below are general guidelines that C&S shall follow in exercising proxy voting rights:

Prudence

In making a proxy voting decision, C&S shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views

While C&S may consider the views of third parties, C&S shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value

Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, C&S shall consider both short-term and long-term views about a company's business and prospects, especially in light of our projected holding period on the stock (e.g., C&S may discount long-term views on a short-term holding).

IV.  Specific Issues

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed. While these guidelines will provide a framework for our decision making process, the mechanical application of these guidelines can never address all proxy voting decisions. When new issues arise or old issues present nuances not encountered before, C&S must be guided by its reasonable judgment to vote in a manner that C&S deems to be in the best interests of its clients.

A.   Stock-Based Compensation

Approval of Plans or Plan Amendments. By their nature, compensation plans must be evaluated on a case-by-case basis. As a general matter, C&S always favors compensation plans that align the interests of management and shareholders. C&S generally approves compensation plans under the following conditions:

10% Rule. The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.

Exercise Price. The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

Plan Amendments. Compensation plans should not be materially amended without shareholder approval.

Non-Employee Directors. Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

Repricing/Replacement of Underwater Options. Stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. C&S will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Reload/Evergreen Features. We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment ("evergreen") feature.

Measures to Increase Executive Long-Term Stock Ownership. We support measures to increase the long-term stock ownership by a company's executives. These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options. In this respect, we support the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock. We also support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Vesting. Restricted stock awards normally should vest over at least a two-year period.

Other stock awards. Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

B.   Change of Control Issues

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, C&S opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are C&S's guidelines on change of control issues:

Shareholder Rights Plans. C&S acknowledges that there are arguments for and against shareholder rights plans, also known as "poison pills." Companies should put their case for rights plans to shareholders. We generally vote against any directors who, without shareholder approval, to our knowledge have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

Golden Parachutes. C&S opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against "golden parachute" plans because they impede potential takeovers that shareholders should be free to consider. We generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Approval of Mergers - C&S votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. We support proposals that seek to lower super-majority voting requirements.

C.   Routine Issues

Director Nominees in a Non-Contested Election - C&S generally votes in favor of management proposals on director nominees.

Director Nominees in a Contested Election - By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

Board Composition - C&S supports the election of a board that consists of at least a majority of independent directors. We generally withhold our support for non-independent directors who serve on a company's audit, compensation and/or nominating committees. We also generally withhold support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

Classified Boards - Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, C&S generally votes against classified boards. We vote in favor of shareholder proposals to declassify a board of directors unless a company's charter or governing corporate law allows shareholders, by written consent, to remove a majority of directors at any time, with or without cause.

Barriers to Shareholder Action - We vote to support proposals that lower the barriers to shareholder action. This includes the right of shareholders to call a meeting and the right of shareholders to act by written consent.

Cumulative Voting - Having the ability to cumulate our votes for the election of directors - that is, cast more than one vote for a director about whom they feel strongly - generally increases shareholders' rights to effect change in the management of a corporation. We generally support, therefore, proposals to adopt cumulative voting.

Ratification of Auditors - Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring us to vote against the approval of the recommended auditor. For example, our general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

D.   Stock Related Items

Increase Additional Common Stock - C&S's guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

     1.   creates a blank check preferred stock; or

     2.   establishes classes of stock with superior voting rights.

Blank Check Preferred Stock - Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. C&S may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to C&S.

Preemptive Rights - Votes are cast in favor of shareholder proposals restoring limited preemptive rights.

Dual Class Capitalizations - Because classes of common stock with unequal voting rights limit the rights of certain shareholders, C&S votes against adoption of a dual or multiple class capitalization structure.

E.   Social Issues

C&S believes that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, we do not believe that shareholders should be involved in determining how a company should address broad social and policy issues. As a result, we generally vote against these types of proposals, which are generally initiated by shareholders, unless we believe the proposal has significant economic implications.

F.   Other Situations

No set of guidelines can anticipate all situations that may arise. Our portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting. They are not, however, hard and fast rules because corporate governance issues are so varied.

V.   Proxy Voting Procedures

C&S shall maintain a record of all voting decisions for the period required by applicable laws. In each case in which C&S votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

The Investment Committee of C&S shall have responsibility for voting proxies, under the supervision of the Director of Research. The Director of Research's designee shall be responsible for ensuring that the Investment Committee is aware of all upcoming proxy voting opportunities. The Designee shall ensure that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained. The General Counsel of C&S shall have overall responsibility for ensuring that C&S complies with all proxy voting requirements and procedures.

VI.  Recordkeeping

The Designee shall be responsible for recording and maintaining the following information with respect to each proxy voted by C&S:

     o    Name of the company

     o    Ticker symbol

     o    CUSIP number

     o    Shareholder meeting date

     o    Brief identification of each matter voted upon

     o    Whether the matter was proposed by management or a shareholder

     o    Whether C&S voted on the matter

     o    If C&S voted, then how C&S voted

     o    Whether C&S voted with or against management

The General Counsel of C&S shall be responsible for maintaining and updating these Policies and Procedures, and for maintaining any records of written client requests for proxy voting information and documents that were prepared by C&S and were deemed material to making a voting decision or that memorialized the basis for the decision.

C&S shall rely on the SEC's EDGAR filing system with respect to the requirement to maintain proxy materials regarding client securities.

VII. Conflicts of Interest

There may be situations in which C&S may face a conflict between its interests and those of its clients or fund shareholders. Potential conflicts are most likely to fall into three general categories:

o Business Relationships - This type of conflict would occur if C&S or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent) could harm the relationship of C&S or its affiliate with the company or proponent. In the context of C&S, this could occur if Cohen & Steers Capital Advisors, a wholly owned subsidiary of C&S ("Capital Advisors"), has a material business relationship with a company that C&S has invested in on behalf of its clients, and C&S is encouraged to vote in favor of management as an inducement to acquire or maintain the Capital Advisors relationship.

o Personal Relationships - C&S or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.

o Familial Relationships - C&S or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).

The next step is to identify if a conflict is material. A material matter is one that is reasonably likely to be viewed as important by the average shareholder. Materiality will be judged under a two-step approach:

o Financial Based Materiality - C&S presumes a conflict to be non-material unless it involves at least $500,000.

o Non-Financial Based Materiality - Non-financial based materiality would impact the members of the C&S Investment Committee, who are responsible for making proxy voting decisions.

Finally, if a material conflict exists, C&S shall vote in accordance with the advice of a proxy voting service. C&S currently uses ISS to provide advice on proxy voting decisions.

The General Counsel of C&S shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:

1. Identifying Conflicts - The General Counsel of C&S is responsible for monitoring the relationships of Capital Advisors for purposes of C&S's Inside Information Policies and Procedures. The General Counsel of C&S (or his designee) maintains a watch list and a restricted list. The Investment Committee is unaware of the content of the watch list and therefore it is only those companies on the restricted list, which is made known to everyone at C&S, for which potential concerns might arise. When a company is placed on the restricted list, the General Counsel of C&S (or his designee) shall promptly inquire of the Designee as to whether there is a pending proxy voting opportunity with respect to that company, and continue to inquire on a weekly basis until such time as the company is no longer included on the restricted list. When there is a proxy voting opportunity with respect to a company that has been placed on the restricted list, the General Counsel of C&S shall inform the Investment Committee that no proxy vote is to be submitted for that company until the General Counsel completes the conflicts analysis.

For purposes of monitoring personal or familial relationships, the General Counsel of C&S (or his designee) shall receive on at least an annual basis from each member of the Investment Committee written disclosure of any personal or familial relationships with public company directors that could raise potential conflict of interest concerns. Investment Committee members also shall agree in writing to advise the General Counsel of C&S if (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or (iii) a personal or familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.

2. Identifying Materiality - The General Counsel of C&S (or his designee) shall be responsible for determining whether a conflict is material. He shall evaluate financial based materiality in terms of both actual and potential fees to be received. Non-financial based items impacting a member of the Investment Committee shall be presumed to be material.

3. Communication with Investment Committee; Voting of Proxy - If the General Counsel of C&S determines that the relationship between Capital Advisors and a company is financially material, he shall communicate that information to the members of the Investment Committee and instruct them, and the Designee, that C&S will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S. Any personal or familial relationship, or any other business relationship, that exists between a company and any member of the Investment Committee shall be presumed to be material, in which case C&S again will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S. The fact that a member of the Investment Committee personally owns securities issued by a company will not disqualify C&S from voting common stock issued by that company, since the member's personal and professional interests will be aligned.

In cases in which C&S will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S, the General Counsel of C&S(or his designee) shall be responsible for ensuring that the Designee votes proxies in this manner. The General Counsel of C&S will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality is decision is made and how the proxy is voted).

VIII. Cohen & Steers Funds

Proxies relating to portfolio securities held by any Cohen & Steers Fund shall be voted in accordance with this Statement of Policies and Procedures. For this purpose, the Board of Directors of the Cohen & Steers Funds has delegated to C&S the responsibility for voting proxies on behalf of the Funds. The General Counsel of C&S shall make an annual presentation to the Board regarding this Statement of Policy and Procedures, including whether any revisions are recommended, and shall report to the Board at each regular, quarterly meeting with respect to any conflict of interest situation that arose regarding the proxy voting process.

IV.  Annual Review; Reporting

The chief compliance officer (CCO) of C&S (or his designee) shall conduct an annual review to assess compliance with these policies and procedures. This review will include sampling a limited number of proxy votes during the prior year to determine if they were consistent with these policies and procedures. The results of this review will be reported to the General Counsel of C&S and the CCO of the Funds.

Any violations of these policies and procedures shall be reported to the General Counsel or CCO of C&S. If the violation relates to any Cohen & Steers Fund, the General Counsel or CCO of C&S shall report such violation to the CCO of the Funds.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.


     By: /s/ Robert H. Steers
         ---------------------------------
             Name: Robert H. Steers
             Title: Chairman

     Date: March 8, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


     By: /s/ Robert H. Steers                By: /s/ Martin Cohen
         ---------------------------------       -------------------------------
         Name: Robert H. Steers                      Name: Martin Cohen
         Title: Chairman, Secretary and              Title: President, Treasurer
                   and principal executive                     and principal
                   officer                                     financial officer

     Date: March 8, 2005






                            STATEMENT OF DIFFERENCES

The section symbol shall be expressed as..............................  'SS'
The division sign shall be expressed as............................... [div]